SPDR® SERIES TRUST (THE “TRUST”)

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2015

This Statement of Additional Information (“SAI”) is not a prospectus. With respect to the Trust’s series listed below, this SAI should be read in conjunction with the prospectus dated December 1, 2015, as may be revised from time to time (“Prospectus”).

ETF	TICKER
SPDR Russell 1000 Yield Focus ETF	ONEY
SPDR Russell 1000 Momentum Focus ETF	ONEO
SPDR Russell 1000 Low Volatility Focus ETF	ONEV

Principal U.S. Listing Exchange for the ETF: NYSE Arca, Inc.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by writing to State Street Global Markets, LLC, the Trust’s principal underwriter (referred to herein as “Distributor” or “Principal Underwriter”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Trust’s website at www.spdrs.com or by calling 1-866-787-2257. The Fund had not commenced operations as of the date of this SAI and therefore does not have financial information to report for the Trust’s June 30, 2015 fiscal year end.

SPDRRUSSAI

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple investment series, including the SPDR Russell 1000 Yield Focus ETF, SPDR Russell 1000 Momentum Focus ETF and SPDR Russell 1000 Low Volatility Focus ETF (each, a “Fund” and, together, the “Funds”). The Trust was organized as a Massachusetts business trust on June 12, 1998. The offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the total return of a specified market index (each, an “Index”). SSGA Funds Management, Inc. serves as the investment adviser for the Fund (the “Adviser”).

Each Fund offers and issues Shares at its net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares either in exchange for (i) a basket of securities included in its Index (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by a Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchase and Redemption of Creation Units” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the “Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements). A Creation Unit of each Fund consists of 50,000 Shares.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

INVESTMENT POLICIES

Each Fund may invest in the following types of investments, consistent with its investment strategies and objective. Please see the Prospectus for additional information regarding its principal investment strategies.

DIVERSIFICATION STATUS

Each Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of a Fund’s Index and, therefore, the securities may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on a Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of a Fund and may make it less likely that the Fund will meet its investment objective.

COMMON STOCKS

Each Fund may invest in common stocks. Risks inherent in investing in equity securities include the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed one quarter (25%) of the value of its total assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees of the Trust (the “Board”) who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for each Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although State Street has agreed to provide each Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return the Fund’s securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price.

LEVERAGING

While the Funds do not anticipate doing so, a Fund may borrow money in an amount greater than 5% of the value of the Fund’s total assets. However, under normal circumstances, a Fund will not borrow money from a bank in an amount greater than 10% of the value of the Fund’s total assets. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day – as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

REVERSE REPURCHASE AGREEMENTS

A Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. A Fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, each Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 10% of its total assets.

COMMERCIAL PAPER

Each Fund may invest in commercial paper. Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments, (including money market funds advised by the Adviser), cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service (“Moody’s”) or “A-1” by Standard & Poor’s (“S&P”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

PREFERRED SECURITIES

Each Fund may invest in preferred securities. Preferred securities pay fixed or adjustable rate dividends to investors, and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which a Fund invests will be declared or otherwise made payable.

The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws.

Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)

REITs pool investor’s funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies, including affiliated funds and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law, regulation, a Fund’s investment restrictions and the Trust’s exemptive relief, the Fund may invest its assets in securities of investment companies that are affiliated funds and/or money market funds in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may invest up to 20% of its assets in derivatives, including exchange-traded futures on Treasuries or Eurodollars, U.S. exchange-traded or OTC put and call options contracts and exchange-traded or OTC swap agreements (including interest rate swaps, total return swaps, excess return swaps, and credit default swaps). A Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or Commodity Futures Trading Commission (“CFTC”) regulation or interpretation.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

A Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). A Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options contracts may not be currently available for an Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. The Trust, on behalf of a Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Restrictions on the Use of Futures and Options. In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the CEA and, therefore, is not subject to the registration and regulatory requirements of the CEA. Each Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with a Fund’s policies. Each Fund would take steps to prevent its futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position). When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swap Agreements. Each Fund may enter into swap agreements, including interest rate, index and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). As the seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDSs. In cases where a Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS. Such segregation will not limit a Fund’s exposure to loss.

CDS agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and credit risk, each of which will be similar in either case, CDSs are subject to the risk of illiquidity within the CDS market on the whole, as well as counterparty risk. A Fund will enter into CDS agreements only with counterparties that meet certain standards of creditworthiness. A Fund will only enter into CDSs for purposes of better tracking the performance of its Index.

FUTURE DEVELOPMENTS

Each Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure.

CONCENTRATION

A Fund’s investments will generally be concentrated in a particular industry or group of industries to the extent that the Fund’s underlying Index is concentrated in a particular industry or group of industries. The securities of issuers in particular industries may dominate the benchmark Index of the Fund and consequently the Fund’s investment portfolio. This may adversely affect a Fund’s performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies. The Trust’s general policy is to exclude securities of the U.S. government and its agencies or instrumentalities when measuring industry concentration.

In pursuing its objective, a Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as a Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark Index.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Funds is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities in the Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

CONFLICTS OF INTEREST RISK

An investment in a Fund may be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. A Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates, will be the most favorable available in the market generally or as favorable as the rates the Adviser makes available to other clients. Because of its financial interest, the Adviser may have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest.

TAX RISKS

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund Shares.

FUTURES AND OPTIONS TRANSACTIONS

There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

A Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund, however, may utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in securities.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its benchmark Index if the index underlying the futures contracts differs from its benchmark Index or if the futures contracts do not track the benchmark Index as expected. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The absence of a regulated execution facility or contract market and lack of liquidity for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Under recently adopted rules and regulations, transactions in some types of swaps are required to be centrally cleared. In a cleared derivatives transaction, a Fund’s counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Because each Fund is not a member of a clearing house, and only members of a clearing house can participate directly in the clearing house, the Fund holds cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. Centrally cleared derivative arrangements may be less favorable to a Fund than bilateral (non-cleared) arrangements. For example, a Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, in some cases following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. A Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or which SSGA expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and loss of hedging protection. In addition, the documentation governing the relationship between a Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation.

These clearing rules and other new rules and regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on a Fund and the financial system are not yet known.

Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest.

If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1. Concentrate its investments in securities of issuers in the same industry, except as may be necessary to approximate the composition of the Fund’s underlying Index;1

2. Make loans to another person except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

3. Issue senior securities or borrow money except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

4. Invest directly in real estate unless the real estate is acquired as a result of ownership of securities or other instruments. This restriction shall not preclude the Fund from investing in companies that deal in real estate or in instruments that are backed or secured by real estate;

5. Act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the Fund’s purchase and sale of portfolio securities; or

[1]	The SEC Staff considers concentration to involve more than 25% of a fund’s assets to be invested in an industry or group of industries.

6. Invest in commodities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views;

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;

3. Under normal circumstances, invest less than 80% of its total assets in component securities that comprise its Index.

Prior to any change in a Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice. A Fund defines the foregoing terms in accordance with the definition of such terms per its Index. If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays). With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The 1940 Act currently permits a Fund to loan up to 33 1/3% of its total assets. With respect to borrowing, the 1940 Act presently allows a Fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements. However, under normal circumstances any borrowings by a Fund will not exceed 10% of the Fund’s total assets. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation. With respect to investments in commodities, the 1940 Act presently permits a Fund to invest in commodities in accordance with investment policies contained in its prospectus and SAI. Any such investment shall also comply with the Commodity Exchange Act and the rules and regulations thereunder. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. Each Fund will not purchase or sell real estate, except that the Fund may invest in companies that deal in real estate (including REITs) or in instruments that are backed or secured by real estate.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of its underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or the Fund.

The Trust reserves the right to adjust the Share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s net asset value per Share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor, Administrator, and Sub-Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. Each Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of a Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, a Fund’s Adviser provides the Board with an overview of, among other things, its investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as a Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to a Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to a Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about a Fund’s investments.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from a Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of a Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of a Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of a Fund’s investment management and business affairs are carried out by or through the Fund’s Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Trustees and Officers. There are six members of the Board of Trustees, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Frank Nesvet, an Independent Trustee, serves as Chairman of the Board. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (greater than 75%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

The Board of Trustees has two standing committees: the Audit Committee and Trustee Committee. The Audit Committee and Trustee Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees.

Set forth below are the names, year of birth, position with the Trust, length of term of office, and the principal occupations during the last five years and other directorships held of each of the persons currently serving as a Trustee or Officer of the Trust.

TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
INDEPENDENT TRUSTEES

FRANK NESVET c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Chief Executive Officer, Libra Group, Inc. (a financial services consulting company) (1998- present).	197	SPDR Index Shares Funds (Trustee); SSGA Master Trust (Trustee); SSGA Active Trust (Trustee).

DAVID M. KELLY c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since September 2000	Retired.	197	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired); SPDR Index Shares Funds (Trustee); SSGA Master Trust (Trustee); SSGA Active Trust (Trustee).

BONNY EUGENIA BOATMAN c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired.	197	SPDR Index Shares Funds (Trustee); SSGA Master Trust (Trustee); SSGA Active Trust (Trustee).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
DWIGHT D. CHURCHILL c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	197	SPDR Index Shares Funds (Trustee); SSGA Master Trust (Trustee); SSGA Active Trust (Trustee); Affiliated Managers Group, Inc. (Director).

CARL G. VERBONCOEUR c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	197	The Motley Fool Funds Trust (Trustee); SPDR Index Shares Funds (Trustee); SSGA Master Trust (Trustee); SSGA Active Trust (Trustee).

INTERESTED TRUSTEE

JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Senior Managing Director and Principal, State Street Global Advisors (2006-present); President, SSGA Funds Management, Inc. (2005-2012).	261

SPDR Index

Shares Funds (Trustee); SSGA Master Trust (Trustee); SSGA Active Trust (Trustee); Select Sector SPDR Trust (Trustee); State Street Master Funds (Trustee); and State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (June 2012-present); Chief Operating Officer, SSGA Funds Management, Inc. (May 2010-June 2012); Senior Managing Director, SSGA Funds Management, Inc. (1992-2012)*; Senior Managing Director, State Street Global Advisors (1992-present).*

ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President; Assistant Treasurer	Term: Unlimited Served: since August 2012; Term: Unlimited Served: since April 2015	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014-present); Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (2005-present).*

MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (2008-present); Principal, State Street Global Advisors and SSGA Funds Management, Inc. (2005-2008).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).

CHRISTOPHER A. MADDEN State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1967	Secretary	Term: Unlimited Served: since August 2013	Vice President and Senior Counsel, State Street Bank and Trust Company (2013-present); Counsel, Atlantic Fund Services (2009-2013); Vice President, Citigroup Fund Services, LLC (2005-2009).*

PATRICIA A. MORISETTE State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1973	Assistant Secretary	Term: Unlimited Served: since February 2015	Vice President and Counsel, State Street Bank and Trust Company (2014-present); Assistant Vice President and Counsel, John Hancock Financial Services (2011-2013); Independent legal consultant (2009-2011); Associate, Bingham McCutchen LLP (2003-2009).*,**

CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Treasurer	Term: Unlimited Served: since November 2010	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001-November 2014).*

BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer	Term: Unlimited Served: since November 2013

Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (2013-Present);

Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance,

AARP Financial Inc. (2008-2010).

TREVOR SWANBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1979	Code of Ethics Compliance Officer	Term: Unlimited Served: since August 2015	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (January 2015-Present); Senior Manager-Mutual Fund Compliance, ICMA-Retirement Corporation (December 2011-January 2015); Assistant Vice President, J.P. Morgan (September 2007-December 2011).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about a Fund provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Nesvet should serve as Trustee because of the experience he has gained serving as the Chief Executive Officer of a financial services consulting company, serving on the boards of other investment companies, and serving as chief financial officer of a major financial services company; his knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2000.

The Board has concluded that Mr. Kelly should serve as Trustee because of the experience he gained serving as the President and Chief Executive Officer of the National Securities Clearing Corporation, his previous directorship experience, and the experience he has gained serving as Trustee of the Trust since 2000.

The Board has concluded that Ms. Boatman should serve as Trustee because of the experience she gained serving as Managing Director of the primary investment division of one of the nation’s leading financial institutions and her knowledge of the financial services industry. Ms. Boatman was elected to serve as Trustee of the Trust in April 2010.

The Board has concluded that Mr. Churchill should serve as Trustee because of the experience he gained serving as the Chief Executive Officer and President of the CFA Institute, serving as the Head of the Fixed Income Division of one of the nation’s leading mutual fund companies and provider of financial services and his knowledge of the financial services industry. Mr. Churchill was elected to serve as Trustee of the Trust in April 2010.

The Board has concluded that Mr. Verboncoeur should serve as Trustee because of the experience he gained serving as the Chief Executive Officer of a large financial services and investment management company, his knowledge of the financial services industry and his experience serving on the boards of other investment companies. Mr. Verboncoeur was elected to serve as Trustee of the Trust in April 2010.

The Board has concluded that Mr. Ross should serve as Trustee because of the experience he has gained in his various roles with the Adviser, his knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2005 (Mr. Ross did not serve as Trustee from December 2009 until April 2010).

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, SSGA Master Trust, SSGA Active Trust and SPDR Index Shares Funds (together with the Trust, the “Trusts”) pay, in the aggregate, each Independent Trustee an annual fee of $200,000 plus $10,000 per in-person meeting attended and $1,250 for each telephonic or video conference meeting attended. The Chairman of the Board receives an additional annual fee of $50,000 and the Chairman of the Audit Committee receives an additional annual fee of $20,000. Prior to July 1, 2015, each Independent Trustee received an annual fee of $185,000 plus $10,000 per in-person meeting attended and $1,250 for each telephonic or video conference meeting attended. The Chairman of the Board received an additional annual fee of $50,000 and the Chairman of the Audit Committee received an additional annual fee of $20,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

The table below shows the compensation that the Independent Trustees received during the Trust’s fiscal year ended June 30, 2015.

NAME OF INDEPENDENT TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX PAID TO TRUSTEES(1)
Frank Nesvet	$224,871	N/A	N/A	$298,750
Bonny Boatman	$186,169	N/A	N/A	$247,500
Dwight Churchill	$187,105	N/A	N/A	$248,750
David M. Kelly	$202,150	N/A	N/A	$268,750
Carl Verboncoeur	$187,105	N/A	N/A	$248,750

(1)	The Fund Complex includes the Trust.

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Independent Trustees. Mr. Kelly serves as Chairman. The Audit Committee meets with the Trust’s independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust’s accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust’s independent auditors. The Audit Committee met four (4) times during the fiscal year ended June 30, 2015.

Trustee Committee. The Board has established a Trustee Committee consisting of all Independent Trustees. Mr. Nesvet serves as Chairman. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of a Fund; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Fund and may have an impact on the investors of the Fund; 4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 5) provide general oversight of the Fund on behalf of the investors of the Fund. The Trustee Committee does not have specific procedures in place with respect to the consideration of nominees recommended by security holders, but may consider such nominees in the event that one is recommended. The Trustee Committee met four (4) times during the fiscal year ended June 30, 2015.

OWNERSHIP OF FUND SHARES

As of October 1, 2015, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Principal Underwriter or any person controlling, controlled by, or under common control with the Adviser or Principal Underwriter.

The following table shows, as of December 31, 2014, the amount of equity securities beneficially owned by the Trustees in the Trust.

Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Frank Nesvet	None	None	None
David M. Kelly	None	None	None
Bonny Eugenia Boatman	None	None	None
Dwight D. Churchill	None	None	None
Carl G. Verboncoeur	SPDR S&P Dividend ETF	$1 to $10,000	$1 to $10,000
Interested Trustee:
James Ross	SPDR S&P Metals & Mining ETF	$1 to $10,000	Over $100,000
	SPDR Russell Small Cap Completeness ETF	$10,001 - $50,000
	SPDR Russell 1000 ETF	$50,001 - $100,000
	SPDR S&P Biotech ETF	$10,001 - $50,000
	SPDR S&P Dividend ETF	$10,001 - $50,000
	SPDR S&P 600 Small Cap Growth ETF	$10,001 - $50,000
	SPDR S&P 400 Mid Cap Growth ETF	$10,001 - $50,000
	SPDR Dow Jones REIT ETF	$10,001 - $50,000
	SPDR Barclays Short Term High Yield Bond ETF	$10,001 - $50,000
	SPDR Barclays High Yield Bond ETF	$10,001 - $50,000
	SPDR Barclays International Corporate Bond ETF	$10,001 - $50,000
	SPDR Barclays Short Term High Yield Bond ETF	$10,001 - $50,000
	SPDR Nuveen Barclays Short Term Municipal Bond ETF	Over $100,000
	SPDR Nuveen S&P High Yield Municipal Bond ETF	Over $100,000
	SPDR Barclays 1-3 Month T-Bill ETF	$10,001 - $50,000
	SPDR Barclays Short Term Corporate Bond ETF	Over $100,000
	SPDR Barclays Investment Grade Floating Rate ETF	Over $100,000

CODES OF ETHICS

The Trust and the Adviser (which includes applicable reporting personnel of the Distributor) have each adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by a Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel, subject to that Code of Ethics, to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by a Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser’s proxy voting policy is attached at the end of this SAI. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Fund’s website at www.spdrs.com; and (3) on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy. A Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust, the Adviser or State Street will not disseminate non-public information concerning the Trust, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Fund or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.

THE INVESTMENT ADVISER

SSGA FM acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of the Funds. As of September 30, 2015, the Adviser managed approximately $362.96 billion in assets. The Adviser’s principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street Global Advisors (“SSGA”), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to a Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to the Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to a Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of a Fund, manages the investment of the Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of a Fund. Pursuant to the Investment Advisory Agreement, the Adviser is not liable for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

For the services provided to a Fund under the Investment Advisory Agreement, the Fund pays the Adviser monthly fees based on a percentage of the Fund’s average daily net assets as set forth in the Fund’s Prospectus. From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of a Fund other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

A summary of the factors considered by the Board of Trustees in connection with the initial approval of the investment advisory agreement for a Fund will be available in the Fund’s annual report or semi-annual report, as applicable, after the Fund commences operations.

The Funds had not commenced operations as of the date of this SAI and therefore did not pay fees to the Adviser for the past three fiscal years.

PORTFOLIO MANAGERS

The Adviser manages the Funds using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of the Funds are:

Fund	Portfolio Managers
SPDR Russell 1000 Yield Focus ETF	Mike Feehily, John Tucker and Karl Schneider
SPDR Russell 1000 Momentum Focus ETF	Mike Feehily, John Tucker and Karl Schneider
SPDR Russell 1000 Low Volatility ETF	Mike Feehily, John Tucker and Karl Schneider

The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Funds and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as September 30, 2015:

Portfolio Manager	Registered Investment Company Accounts*	Assets Managed (billions)	Pooled Investment Vehicle Accounts*	Assets Managed (billions)	Other Accounts*	Assets Managed (billions)	Total Assets Managed (billions)
Mike Feehily	139	$168.90	398	$454.57	329	$212.10	$835.58
John Tucker	139	$168.90	398	$454.57	329	$212.10	$835.58
Karl Schneider	139	$168.90	398	$454.57	329	$212.10	$835.58

*	There are no performance fees associated with the management of these accounts.

The Funds had not commenced operations prior to the date of this SAI and therefore the portfolio managers did not beneficially own any Fund Shares.

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of resources or of investment opportunities. The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio managers’ accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of a Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the Adviser’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

THE ADMINISTRATOR, SUB-ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

Administrator. SSGA FM serves as the administrator to each series of the Trust, pursuant to an Administration Agreement dated June 1, 2015 (the “SSGA Administration Agreement”). Pursuant to the SSGA Administration Agreement, SSGA FM is obligated to continuously provide business management services to the Trust and its series and will generally, subject to the general oversight of the Trustees and except as otherwise provided in the SSGA Administration Agreement, manage all of the business and affairs of the Trust.

Sub-Administrator, Custodian and Transfer Agent. Prior to June 1, 2015, State Street Bank and Trust Company (“State Street”) served as the Trust’s administrator, pursuant to an Administration Agreement dated September 22, 2000 (the “SSB Administration Agreement”). As compensation for its services under the SSB Administration Agreement, State Street received a fee for its services, calculated based on the average aggregate net assets of the Trust and SPDR Index Shares Funds, of 0.0225% on the first $12.5 billion and 0.0075% thereafter.

State Street serves as the sub-administrator to each series of the Trust, pursuant to a Sub-Administration Agreement dated June 1, 2015 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide certain sub-administrative services to the Trust and its series. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company, and is affiliated with the Adviser. State Street’s mailing address is 100 Huntington Avenue, Tower 2, 3rd Floor, Boston, MA 02116.

State Street also serves as Custodian for the Trust’s series pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds Fund assets, calculates the net asset value of the Fund Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

State Street also serves as Transfer Agent for each series of the Trust pursuant to a transfer agency agreement (“Transfer Agency Agreement”).

Compensation. As compensation for their services provided under the SSGA Administration and Sub-Administration agreements, SSGA FM and State Street, respectively, shall receive fees for the services, calculated based on the average aggregate net assets of the Trust and SPDR Index Shares Funds, of 0.0225% on the first $12.5 billion and 0.0075% thereafter.

As compensation for its services under the Custodian Agreement and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of the Trust and SPDR Index Shares Funds. Pursuant to the Custody Agreement, State Street shall receive 0.0025% on the first $50 billion, 0.0020% on the next $50 billion and 0.0010% thereafter. In addition, under the Custody Agreement State Street shall be entitled to fees for fund accounting services and shall receive 0.0150% for the first $12.5 billion and 0.0025% thereafter. State Street shall also be entitled to specialized custody, ETF accounting services and transfer agency fees and shall receive 0.0050% on the first $12.5 billion and 0.0030% thereafter. For each series of the Trust, a $110,000 annual minimum fee applies. The greater of the minimum fee or the asset based fee will be charged. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by the series of the Trust for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under the Custodian Agreement and the Transfer Agency Agreement.

THE DISTRIBUTOR

State Street Global Markets, LLC is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of a Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. The Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. The Distributor also receives compensation from State Street for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. As of February 7, 2013, the Adviser and/or Distributor had arrangements to make payments, other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote certain SPDR Funds to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain SPDR Funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from the assets of a Fund. In addition, the Adviser or Distributor, or an affiliate of the Adviser or Distributor, may also reimburse expenses or make payments from their own assets to other persons in consideration of services or other activities that they believe may benefit the SPDR business or facilitate investment in SPDR funds.

Each Fund has adopted a Distribution and Service (Rule 12b-1) Plan (a “Plan”) pursuant to which payments of up to 0.25% may be made. No payments pursuant to the Plan will be made during the next twelve (12) months of operation. Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the “Independent Trustees” (Trustees who are not interested persons of a Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of a Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of a Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The allocation among the Trust’s series of fees and expenses payable under the Distribution Agreement will be made pro rata in accordance with the daily net assets of the respective series.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

INDEX PROVIDER AND OTHER PERSONS

The Index Provider is expected to make payments from its own assets to other persons, including the Alaska Permanent Fund Corporation, in consideration for services provided or other activities that may facilitate investment in SPDR funds, including the provision of substantial investment commitments in the SPDR funds utilizing the Indexes provided by the Index Provider. The SPDR funds are not a party to any such arrangements.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for a Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution and does not take the sales of Fund shares into account. The Adviser considers the full range of brokerage services applicable to a particular transaction that may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks when appropriate.

The Adviser does not currently use a Fund’s assets for, or participate in, third party soft dollar arrangements, although the Adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. The Adviser may aggregate trades with clients of SSGA, whose commission dollars may be used to generate soft dollar credits for SSGA. Although the Adviser’s clients’ commissions are not used for third party soft dollars, the Adviser’s and SSGA’s clients may benefit from the soft dollar products/services received by SSGA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

A Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

The Funds had not commenced operations as of the date of this SAI and therefore did not pay brokerage commissions during the past fiscal year.

Securities of “Regular Broker-Dealer.” Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. Each Fund is new and has not engaged in transactions prior to the date of this SAI.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The portfolio turnover rate for each Fund is expected to be at least 100%. A Fund may also experience higher portfolio turnover when migrating to a different benchmark index. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of a Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of a Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Funds had not commenced operations prior to the date of this SAI and therefore did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned Shares of a Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of a Fund.

The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust’s voting securities as of the date of this SAI.

PURCHASE AND REDEMPTION OF CREATION UNITS

Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a “Creation Unit,” either principally in-kind for securities included in the Index or in cash for the value of such securities. The value of a Fund is determined once each business day, as described under “Determination of Net Asset Value.” The Creation Unit size for a Fund may change. Authorized Participants (as defined below) will be notified of such change. The principal consideration for creations and redemptions for each Fund is set forth in the table below:

FUND	CREATION*	REDEMPTION*
SPDR Russell 1000 Yield Focus ETF	In-Kind	In-Kind
SPDR Russell 1000 Momentum Focus ETF	In-Kind	In-Kind
SPDR Russell 1000 Low Volatility Focus ETF	In-Kind	In-Kind

*	May be revised at any time without notice.

PURCHASE (CREATION). The Trust issues and sells Shares of a Fund only in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to a Fund is, generally, any day on which the NYSE is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s benchmark Index and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” which may include a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The “Dividend Equivalent Payment” enables a Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by a Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund changes as rebalancing adjustments, interest payments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund’s Index.

As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by a Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from a Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange or the bond markets close earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent for (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of a Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to a Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities — as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of a Fund, the calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of a Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).

With respect to in kind redemptions of a Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. The section below entitled “Local Market Holiday Schedules” identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of a Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holidays section to be the maximum number of days necessary to deliver redemption proceeds. If the Authorized Participant has not made appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and/or applicable order form, certain series of the Trust may require orders to be placed up to one or more Business Days prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s net asset value. Orders to purchase shares of such funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.

CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. A Fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Creation and Redemption Transaction Fees:

FUND	TRANSACTION FEE*, **	MAXIMUM TRANSACTION FEE*, **
SPDR Russell 1000 Yield Focus ETF	$1,000	$4,000
SPDR Russell 1000 Momentum Focus ETF	$2,000	$8,000
SPDR Russell 1000 Low Volatility Focus ETF	$1,500	$6,000

*	From time to time, a Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.
**	In addition to the transaction fees listed above, a Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”

Net asset value per Share for a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by State Street and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. Fixed-income assets are generally valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. Creation/redemption order cut-off times may be earlier on any day that the Securities Industry and Financial Markets Association (or applicable exchange or market on which a Fund’s investments are traded) announces an early closing time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation (generally as of 4:00 p.m. London time) as quoted by one or more sources.

In calculating a Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. A Fund relies on a third-party service provider for assistance with the daily calculation of the Fund’s NAV. The third-party service provider, in turn, relies on other parties for certain pricing data and other inputs used in the calculation of the Fund’s NAV. Therefore, a Fund is subject to certain operational risks associated with reliance on its service provider and that service provider’s sources of pricing and other data. NAV calculation may be adversely affected by operational risks arising from factors such as errors or failures in systems and technology. Such errors or failures may result in inaccurately calculated NAVs, delays in the calculation of NAVs and/or the inability to calculate NAV over extended time periods. A Fund may be unable to recover any losses associated with such failures. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or are deemed unreliable, the Trust’s procedures require the Oversight Committee to determine a security’s fair value if a market price is not readily available. In determining such value the Oversight Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from a Fund’s Index Provider). In these cases, a Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. The fair value of a portfolio instrument is generally the price which a Fund might reasonably expect to receive upon its current sale in an orderly market between market participants. Ascertaining fair value requires a determination of the amount that an arm’s-length buyer, under the circumstances, would currently pay for the portfolio instrument. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark Index. This may result in a difference between a Fund’s performance and the performance of the Fund’s benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”

GENERAL POLICIES

Dividends from net investment income, if any, are generally declared and paid quarterly by a Fund, but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code or to avoid imposition of income or excise taxes at the Fund level.

DIVIDEND REINVESTMENT

Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL TAX INFORMATION.”

TAXATION OF THE FUNDS. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one series of the Trust do not offset gains in any other series of the Trust, and the requirements (other than certain organizational requirements) for qualifying for treatment as a RIC are determined at the Fund level rather than at the Trust level. Each Fund has elected or will elect and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year.

If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Fund Shares in the Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If a Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the preceding paragraph.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year’s distribution. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Funds may not carry forward any losses other than net capital losses.

TAXATION OF SHAREHOLDERS—DISTRIBUTIONS. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). Each Fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction, the portion of dividends which may qualify for treatment as qualified dividend income, and the amount of exempt interest dividends, if any.

Subject to certain limitations, dividends reported by a Fund as qualified dividend income will be taxable to noncorporate shareholders at rates of up to 20%. Dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the stock becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. The holding period requirements described in this paragraph apply to shareholders’ investments in the Funds and to the Funds’ investments in underlying dividend-paying stocks. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income generally only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a Fund from a REIT and distributed by that Fund to a shareholder generally will be taxable to the shareholder as ordinary income. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that Fund may report all distributions of such income as qualified dividend income.

Certain dividends received by a Fund from U.S. corporations (generally, dividends received in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) when distributed and appropriately so reported by the Fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Internal Revenue Code. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund Shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund Shares, they may be denied a portion of the dividends-received deduction with respect to those Fund Shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its Fund Shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the Fund Shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from a Fund’s net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Fund Shares. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the Fund Shares on which the distribution was received are sold. After a shareholder’s basis in Fund Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Fund Shares.

Distributions that are reinvested in additional Fund Shares of a Fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares) are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends generally are not taken into account.

Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

TAXATION OF SHAREHOLDERS – SALE OF SHARES. In general, a sale of Fund Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Fund Shares were held. A sale of Fund Shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%.

Gain or loss on the sale of Fund Shares is measured by the difference between the amount received and the adjusted tax basis of the Fund Shares. Shareholders should keep records of investments made (including Fund Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares.

A loss realized on a sale of Fund Shares may be disallowed if substantially identical Fund Shares are acquired (whether through the reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Fund Shares are disposed of. In such a case, the basis of the Fund Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of Fund Shares held for six (6) months or less will be disallowed to the extent of exempt-interest dividends paid on such Shares, and any amount of the loss that exceeds the amount disallowed will be treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).

COST BASIS REPORTING. The cost basis of Fund Shares acquired by purchase will generally be based on the amount paid for the Fund Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Fund Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Fund Shares. Contact the broker through whom you purchased your Fund Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

TAXATION OF FUND INVESTMENTS. Dividends and interest received by a Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Funds do not expect to satisfy the requirements for passing through to their shareholders any share of any foreign taxes paid by the Funds, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own returns.

Certain of a Fund’s investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, could affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund where, for example, (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) Fund Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing the Fund from holding investments in REITs that hold residual interests in REMICs, and the Fund may do so. The Internal Revenue Service (the “IRS”) has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

FOREIGN SHAREHOLDERS. Dividends, other than capital gains dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions (other than exempt-interest dividends) payable to such entities and, after December 31, 2018, redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Internal Revenue Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a Fund from REITs may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 35%, and requiring non-U.S. investors to file nonresident U.S. income tax returns. Also, gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, a Fund may itself qualify as a USRPI, which would result in similar consequences to certain non-U.S. investors.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts (including exempt-interest dividends) payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

CREATION UNITS. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the Fund Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Fund Shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six (6) months or less will be disallowed to the extent of exempt-interest dividends paid with respect to the Creation Units, and to the extent not disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

A Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Fund Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding Fund Shares, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

CERTAIN POTENTIAL TAX REPORTING REQUIREMENTS. Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Fund Shares should consult their own tax advisors as to the tax consequences of investing in such Fund Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

INVESTMENT BY AN UNDERTAKING FOR COLLECTIVE INVESTMENT IN TRANSFERABLE SECURITIES

The Adviser has reviewed the investment characteristics and limitations of each Fund and believes that, as of the date of this SAI, each Fund qualifies as an undertaking for collective investment (“UCI”) for purposes of the Luxembourg law of 17 December 2010. However, an Undertaking for Collective Investment in Transferable Securities should consult its own counsel regarding the qualification of the Fund as a UCI before investing in the Fund.

CAPITAL STOCK AND SHAREHOLDER REPORTS

Each Fund issues Shares of beneficial interest, par value $.01 per Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding series of the Trust. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to a Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust (“Funds”) vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other Funds, that fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of a Fund’s assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, 2020 K Street, NW, Washington, DC 20006, serves as counsel to the Trust. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm of the Trust. Ernst & Young LLP performs annual audits of a Fund’s financial statements and provides other audit, tax and related services.

LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of “T” plus three business days (i.e., days on which the NYSE is open) in the relevant foreign market of a Fund. The ability of the Trust to effect in-kind redemptions within three business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three business days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days. Such periods are listed in the table below, as are instances where more than seven days will be needed to deliver redemption proceeds. Since certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year may exceed the maximum number of days listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

Listed below are the dates in calendar year 2015 in which the regular holidays in non-U.S. markets may impact Fund settlement. This list is based on information available to the Funds. The list may not be accurate or complete and is subject to change:

Argentina	Australia	Austria	Bahrain	Belgium	Brazil
January 1 February 16-17 March 3-4, 23-24 April 2-3 May 1, 25 July 9 August 17 October 12 November 6, 23 December 7-8, 25	January 1, 26 March 2, 9 April 3, 6 May 4 June 1, 8 August 3, 12 September 28 October 5 November 3 December 25, 28	January 1, 6 April 6 May 1, 14, 25 June 4 October 26 December 8, 24-25	January 1-2 May 1 July 17-19 September 23-25 October 14, 22-23 December 16-17, 23	January 1 April 3, 6 May 1 December 25	January 1 February 16-18 April 3, 21 May 1 June 4 July 9 November 20 December 24-25, 31

Canada	Chile	China	Columbia	Czech Republic	Denmark
January 1-2 February 9, 16 April 3 May 18 June 24 July 1 August 3 September 7 October 12 November 11 December 25, 28	January 1 April 3 May 1, 21 June 29 July 16 September 18 October 12 December 8, 25, 31	January 1-2 February 18-20, 23-24 April 6 May 1 June 20 September 27 October 1-2, 5-7 December 25	January 1, 12 March 23 April 2-3 May 1, 18 June 8, 15 August 7, 17 October 12 November 2, 16 December 8, 25	January 1 April 6 May 1, 8 July 6 September 28 October 28 November 17 December 24-25	January 1 April 2-3, 6 May 1, 14-15, 25 June 5 December 24-25, 31

Egypt	Finland	France	Germany	Greece	Hong Kong
January 1, 3, 7, 25 April 12-13 July 1, 17-18, 23 September 22-24 October 6, 14 December 23	January 1, 6 April 2-3, 6 May 1, 14 June 19 December 24-25, 31	January 1 April 3, 6 May 1, 8, 14, 25 July 14 November 11 December 25	January 1 April 3, 6 May 1, 14, 25 December 24-25, 31	January 1, 6 February 23 March 25 April 3, 6, 10, 13 May 1 June 1 October 28 December 25	January 1 February 19-20 April 3, 6-7 May 1, 25 July 1 September 28 October 1, 21 December 25

Hungary	India	Indonesia	Ireland	Israel	Italy
January 1-2 April 6 May 1, 25 August 20-21 October 23 December 24- 25	January 26 February 17, 19 March 6 April 1-3, 14 May 1, 4 August 18 September 17, 25 October 2, 22 November 11-12, 25 December 24-25	January 1 February 19 April 3 May 1, 14 June 2 July 16-17, 20-21 August 17 September 24 October 14 December 24-25, 31	January 1 March 17 April 3, 6 May 1, 4 June 1 August 3 October 26 December 25, 28-29	March 5 April 3, 5-9, 22-23 May 24 July 26 September 13-15, 22-23, 27-30 October 1, 4-5	January 1, 6 April 3, 6 May 1 June 2, 29 December 8, 25, 31

Japan	Jordan	Kuwait	Lebanon	Malaysia	Mauritius
January 1-2, 12 February 11 April 29 May 4-6 July 20 September 21-23 October 12 November 3, 23 December 23, 31	January 1, 3 April 30 May 25 July 17-20 September 22-26 October 14 December 25	January 1, 3 February 25-26 May 16 July 17-19 September 22-25 October 14 December 24	January 1, 6 February 9 March 25 April 3, 10 May 1 July 17 September 23-24 October 14, 23 December 25	January 1 February 2-3, 19-20 May 1, 4 July 17-18 August 31 September 16, 24 October 14 November 10 December 24-25	January 1-2 February 3, 17, 19 March 12 May 1 July 18 September 18 November 2, 11 December 25

Mexico	Morocco	Netherlands	New Zealand	Norway	Oman
January 1 February 2 March 16 April 2-3 May 1 September 16 November 20 December 25	January 1 May 1 July 30 August 14, 20-21 September 23 October 13 November 6, 18	January 1 April 3, 6, 27, 30 May 5, 14, 25 December 25	January 1-2 February 6 April 3, 6, 27 June 1 October 26 December 25, 28	January 1 April 1-3, 6 May 1, 14, 25 December 24-25, 31	January 1 May 15 July 20-21, 23 September 25, 28 October 13 November 18 December 24

Peru	Philippines	Poland	Portugal	Qatar	Russia
January 1 April 2-3 May 1 July 28 October 8 December 8, 25	January 1, 2 February 19 April 2-3, 9 May 1 June 12 August 21, 31 November 30 December 24-25, 30-31	January 1, 6 April 3, 6 May 1 June 4 November 11 December 24-25, 31	January 1 April 3 May 1 June 10 December 25	January 1 February 10 March 1 July 20-22 September 21-23 December 18	January 1-5, 5-9 February 23 March 9 May 1, 4, 11 June 12 November 4

Singapore	South Africa	South Korea	Spain	Sweden	Switzerland
January 1 February 19-20 April 3 May 1 June 1 July 17 August 10 September 24 November 10 December 25	January 1 April 3, 6, 27 May 1 June 16 August 10 September 24 December 16, 25	January 1 February 18-20 May 1, 5, 25 July 17 September 28 October 1, 9 December 24-25, 31	January 1, 6 March 19 April 2-3, 6 May 1, 14, 25 June 4 October 12 December 8, 25	January 1, 5-6 April 2-3, 6, 30 May 1, 13-14 June 19 October 30 December 24-25, 31	January 1-2 April 3, 6 May 1, 14, 25 December 25

Taiwan	Thailand	Turkey	U.A.E.	United Kingdom
January 1-2 February 18-20, 23, 27 April 3, 6 May 1 June 19 September 28 October 9	January 1 March 4 April 6, 13-15 May 1, 5 June 1 July 1, 30 August 12 October 23 December 7, 10, 31	January 1 April 23 May 1, 19 July 16-17 September 23-25 October 28-29	January 1, 3 May 15 July 18-20 September 24-27 October 15 December 2-3	January 1 April 3, 6 May 4, 25 August 31 December 25, 28

*	Early Close

Redemptions. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Funds. In calendar years 2015 and 2016, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:

2015

Country	Trade Date	Settlement Date	Number of Days to Settle
Brazil	02/11/15	02/19/15	8
	02/12/15	02/20/15	8
	02/13/15	02/23/15	10
China	02/13/15	02/25/15	12
	02/16/15	02/26/15	10
	02/17/15	02/27/15	10
	09/28/15	10/08/15	10
	09/29/15	10/09/15	10
	09/30/15	10/12/15	12
Indonesia	07/13/15	07/22/15	9
	07/14/15	07/23/15	9
	07/15/15	07/24/15	9
Ireland	12/22/15	12/30/15	8
	12/23/15	12/31/15	8
Israel	04/01/15	04/12/15	11
	04/02/15	04/13/15	11
	09/21/15	10/06/15	15
	09/24/15	10/07/15	13
Kazakhstan	09/18/15	09/28/15	10

Philippines	01/12/15	01/20/15	8
	01/13/15	01/21/15	8
	01/14/15	01/22/15	8
	12/23/15	01/04/16	12
	12/28/15	01/05/16	8
	12/29/15	01/06/16	8
Qatar	07/14/15	07/22/15	8
	07/15/15	07/23/15	8
	07/16/15	07/26/15	10
	09/09/15	09/17/15	8
	09/10/15	09/20/15	10
	09/13/15	09/21/15	8
Russia	12/28/15	01/13/16	16
	12/29/15	01/14/16	16
	12/30/15	01/05/16	16
South Africa	03/27/15	04/07/15	11
	03/30/15	04/08/15	9
	03/31/15	04/09/15	9
	04/01/15	04/10/15	9
	04/02/15	04/13/15	11
	04/20/15	04/28/15	8
	04/21/15	04/29/15	8
	04/22/15	04/30/15	8
	04/23/15	05/01/15	8
	04/24/15	05/05/15	11
	04/28/15	05/06/15	8
	04/29/15	05/07/15	8

	04/30/15	05/08/15	8
	06/09/15	06/17/15	8
	06/10/15	06/18/15	8
	06/11/15	06/19/15	8
	06/12/15	06/22/15	10
	06/15/15	06/23/15	8
	08/03/15	08/11/15	8
	08/04/15	08/12/15	8
	08/05/15	08/13/15	8
	08/06/15	08/14/15	8
	08/07/15	08/17/15	10
	09/17/15	09/25/15	8
	09/18/15	09/28/15	10
	09/21/15	09/29/15	8
	09/22/15	09/30/15	8
	09/23/15	10/01/15	8
	12/09/15	12/17/15	8
	12/10/15	12/18/15	8
	12/11/15	12/21/15	10
	12/14/15	12/22/15	8
	12/15/15	12/23/15	8
	12/18/15	12/28/15	10
	12/21/15	12/29/15	8
	12/22/15	12/30/15	8
	12/23/15	12/31/15	8
	12/24/15	01/04/16	11
Spain	03/30/15	04/07/15	8
	03/31/15	04/08/15	8
	04/01/15	04/09/15	8
Thailand	04/08/15	04/16/15	8
	04/09/15	04/17/15	8
	04/10/15	04/20/15	10

2016

Country	Trade Date	Settlement Date	Number of Days to Settle
China	02/03/16	02/17/16	14
	02/04/16	02/18/16	14
	02/05/16	02/19/16	14

	04/27/16	05/09/16	12
	04/28/16	05/10/16	12
	04/29/16	05/11/16	12
	09/28/16	10/11/16	13
	09/29/16	10/12/16	13
	09/30/16	10/13/16	13
Colombia	03/18/16	03/28/16	10
Indonesia	06/29/16	07/11/16	12
	06/30/16	07/12/16	12
	07/01/16	07/13/16	12
Ireland	12/21/16	12/29/16	8
	12/22/16	01/02/17	11
Israel	04/20/16	05/01/16	11
	04/21/16	05/02/16	11
	10/10/16	10/25/16	15
	10/13/16	10/26/16	13
Malaysia	07/01/16	07/11/16	10
	07/04/16	07/12/16	8
	07/05/16	07/13/16	8
Mexico	03/18/16	03/28/16	10
Pakistan	09/08/16	09/16/16	8
	09/09/16	09/19/16	10
Philippines	12/23/15	01/04/16	12
	12/28/15	01/05/16	8
	12/29/15	01/06/16	8
Qatar	09/06/16	09/18/16	12
	09/07/16	09/19/16	12
	09/08/16	09/20/16	12
Serbia	04/26/16	05/04/16	8
	04/27/16	05/05/16	8
	04/28/16	05/06/16	8
South Africa	12/24/15	01/04/16	11

	12/28/15	01/05/16	8
	12/29/15	01/06/16	8
	12/30/15	01/07/16	8
	12/31/15	01/08/16	8
	03/14/16	03/22/16	8
	03/15/16	03/23/16	8
	03/16/16	03/24/16	8
	03/17/16	03/29/16	12
	03/18/16	03/30/16	12
	03/22/16	03/31/16	9
	03/23/16	04/01/16	9
	03/24/16	04/04/16	11
	04/20/16	04/28/16	8
	04/21/16	04/29/16	8
	04/22/16	05/03/16	11
	04/25/16	05/04/16	9
	04/26/16	05/05/16	9
	04/28/16	05/06/16	8
	04/29/16	05/09/16	10
	06/09/16	06/17/16	8
	06/10/16	06/20/16	10
	06/13/16	06/21/16	8
	06/14/16	06/22/16	8
	06/15/16	06/23/16	8
	08/02/16	08/10/16	8
	08/03/16	08/11/16	8
	08/04/16	08/12/16	8
	08/05/16	08/15/16	10
	08/08/16	08/16/16	8
	12/09/16	12/19/16	10
	12/12/16	12/20/16	8
	12/13/16	12/21/16	8
	12/14/16	12/22/16	8
	12/15/16	12/28/16	13
	12/16/16	12/28/16	12
	12/19/16	12/29/16	10
	12/20/16	01/02/17	13
	12/21/16	01/03/17	13
	12/22/16	01/04/17	13
	12/28/16	01/05/17	8
	12/29/16	01/06/17	8
Sweden	12/30/15	01/07/16	8
Thailand	04/08/16	04/18/16	10
	04/11/16	04/19/16	8

	04/12/16	04/20/16	8
Turkey	07/01/16	07/11/16	10
	07/04/16	07/12/16	8
	09/08/16	09/19/16	11
	09/09/16	09/20/16	11
Ukraine	12/31/15	01/08/16	8
United Arab Emirates	09/07/16	09/15/16	8
	09/08/16	09/18/16	10

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

APPENDIX A

March 2015

FM Global Proxy Voting and Engagement Principles

SSGA Funds Management, Inc. (“SSGA FM”), one of the industry’s largest institutional asset managers, is the investment management arm of State Street Bank and Trust Company, a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSGA FM has discretionary proxy voting authority over most of its client accounts, and SSGA FM votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments as described in the SSGA FM Global Proxy Voting and Engagement Principles.

A-1

SSGA FM maintains Proxy Voting and Engagement Guidelines for select markets, including: the US, the EU, the UK, Australia, emerging markets and Japan. International markets that do not have specific guidelines are reviewed and voted consistent with our Global Proxy Voting and Engagement Principles; however, SSGA FM also endeavors to show sensitivity to local market practices when voting in these various markets.

SSGA FM’s Approach to Proxy Voting and Issuer Engagement

At SSGA FM, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance policies, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights—all to maximize shareholder value.

SSGA FM’s Global Proxy Voting and Engagement Principles (the “Principles”) may take different perspectives on common governance issues that vary from one market to another and, likewise, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way shareholders can exercise their ownership rights, and taken together, we view these tools to be an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. SSGA FM maximizes its voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the different investment views and objectives across SSGA FM, depending on the product or strategy, the fiduciary responsibilities of share ownership and voting for which SSGA FM has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize shareholder value at the companies held in our clients’ portfolios. SSGA FM conducts issuer specific engagements with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways of increasing the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, where appropriate, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns.

In conducting our engagements, SSGA FM also evaluates the various factors that play into the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights and the independence of the judiciary to name a few. SSGA FM understands that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country-to-country. As a result, SSGA FM engages with issuers, regulators, or both, depending on the market. SSGA FM also is a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer specific concerns at a company level.

2

To help mitigate company specific risk, the team may collaborate with members of the active investment teams to engage with companies on corporate governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. Outside of proxy voting season, SSGA FM conducts issuer specific engagements with companies covering various corporate governance and sustainability related topics.

The SSGA FM Governance Team uses a blend of quantitative and qualitative research and data to support screens to help identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer specific corporate governance, sustainability concerns or wider industry related trends. SSGA FM also gives consideration to the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, SSGA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSGA FM defines engagement methods:

Active

SSGA FM uses screening tools designed to capture a mix of company specific data including governance and sustainability profiles to help us focus our voting and engagement activity.

SSGA FM will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA FM to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Recurring

SSGA FM has ongoing dialogue with its largest holdings on corporate governance and sustainability issues. SSGA FM maintains regular face-to-face meetings with these issuers, allowing SSGA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSGA FM feels may negatively impact long-term shareholder value.

Reactive

Reactive engagement is initiated by the issuers. SSGA FM routinely discusses specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

SSGA FM has established an engagement protocol that further describes our approach to issuer engagement.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. To limit the subjectivity of measuring our success we actively seek issuer feedback and monitor the actions issuers take post-engagement to identify tangible changes. By doing so, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending on the facts and circumstances involved. Engagements can last as short as a single meeting or span multiple years.

Depending on the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or face-to-face meetings.SSGA FM believes active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by SSGA FM as requiring active engagement, such as shareholder conference calls.

3

Proxy Voting Procedure

Oversight

The SSGA FM Corporate Governance Team is responsible for developing and implementing the Proxy Voting and Engagement Guidelines (the “Guidelines”), case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Guidelines is overseen by the SSGA Global Proxy Review Committee (“SSGA PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the SSGA Investment Committee. The SSGA Investment Committee reviews and approves amendments to the Guidelines. The SSGA PRC reports to the SSGA Investment Committee, and may refer certain significant proxy items to that committee.

Proxy Voting Process

In order to facilitate SSGA FM’s proxy voting process, SSGA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. SSGA FM utilizes ISS’s services in three ways: (1) as SSGA FM’s proxy voting agent (providing SSGA FM with vote execution and administration services); (2) for applying the Guidelines; and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.

The SSGA FM Corporate Governance Team reviews the Guidelines with ISS on an annual basis or on a case-by-case basis as needed. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with the Guidelines.

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote based on facts and circumstances, consistent with the Principles, and the accompanying Guidelines, that seek to maximize the value of our client accounts.

In some instances, the Corporate Governance Team may refer significant issues to the SSGA PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSGA PRC, the Corporate Governance. Team will consider whether a material conflict of interest exists between the interests of our client and those of SSGA FM or its affiliates (as explained in greater detail in our “Conflict of Interest” Policy).

SSGA FM votes in all markets where it is feasible; however, SSGA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required or where various market or issuer certifications are required. SSGA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction, or when they charge a meeting specific fee in excess of the typical custody service agreement.

Conflict of Interest

See SSGA’s standalone Conflicts of Interest Policy.

Proxy Voting and Engagement Principles

Directors and Boards

The election of directors is one of the most important fiduciary duties SSGA FM performs as a shareholder. SSGA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSGA FM seeks to vote director elections in a way which we, as a fiduciary, believe will maximize the long-term value of each portfolio’s holdings.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. To achieve this fundamental principle, the role of the board, in SSGA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of SSGA FM’s engagement process, SSGA FM routinely discusses the importance of these responsibilities with the boards of issuers.

4

SSGA FM believes the quality of a board is a measure of director independence, director succession planning, board evaluations and refreshment and company governance practices. In voting to elect nominees, SSGA FM considers many factors. SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. SSGA FM also believes the right mix of skills, independence and qualifications among directors provides boards with the knowledge and direct experience to deal with risks and operating structures that are often unique and complex from one industry to another.

Accounting and Audit Related Issues

SSGA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function to provide robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. SSGA FM believes audit committees should have independent directors as members, and SSGA FM will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely on financial statements. Also, it is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance as of a company’s financial condition.

Capital Structure, Reorganization and Mergers

The ability to raise capital is critical for companies to carry out strategy, grow and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards and in making such a critical decision, SSGA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and not overly dilute its shareholders.

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, SSGA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSGA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer, or reducing the likelihood of a successful offer. SSGA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSGA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive compensation; SSGA FM believes that there should be a direct relationship between executive compensation and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA FM may also consider executive compensation practices when re-electing members of the remuneration committee.

SSGA FM recognizes that compensation policies and practices are unique from market to market; often with significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

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Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors may not only have an impact on the reputation of companies but may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could be the result of anything from regulation and litigation, physical threats (severe weather, climate change), economic trends to shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on a company, its industry, operations, and geographic footprint. SSGA FM may also take action against the re-election of board members if we have serious concerns over ESG practices and the company has not been responsive to shareholder requests to amend them.

General/Routine

Although SSGA FM does not seek involvement in the day-to-day operations of an organization, SSGA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSGA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Securities on Loan

For funds where SSGA FM acts as trustee, SSGA FM may recall securities in instances where SSGA FM believes that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, SSGA FM must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, SSGA FM does not receive timely notice, and is unable to recall the shares on or before the record date. Second, SSGA FM, exercising its discretion may recall shares if it believes the benefit of voting shares will outweigh the foregone lending income. This determination requires SSGA FM, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given past experience in this area, however, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

Reporting

Any client who wishes to receive information on how its proxies were voted should contact its SSGA FM relationship manager.

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ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canay Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended February 28, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

© 2015 State Street Corporation. All Rights Reserved.

ID3430-INST-5405 0315 Exp. Date: 02/29/2016

March 2015

FM Proxy Voting and Engagement Guidelines

United States

SSGA Funds Management, Inc.’s (“SSGA FM”) US Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the US. This policy complements and should be read in conjunction with SSGA FM’s Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies and SSGA’s Conflicts of Interest Policy.

SSGA FM’s US Proxy Voting and Engagement Guidelines address areas including board structure, director tenure, audit related issues, capital structure, executive compensation, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the US, SSGA FM expects all companies to act in a transparent manner and provide detailed disclosure on board profiles, related-party transactions, executive compensation and other governance issues that impact shareholders’ long-term interests.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value. The team works alongside members of SSGA FM’s active investment teams; collaborating on issuer engagements and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the US.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director related proposals at US companies include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding which director nominee to support, SSGA FM considers numerous factors.

Director Elections

SSGA FM’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSGA FM considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights;

•	Board independence; and

•	Board structure.

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If a company demonstrates appropriate governance practices, SSGA FM believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSGA FM will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSGA FM believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor;

•	Does the nominee provide professional services to the issuer;

•	Has the nominee attended an appropriate number of board meetings; or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSGA FM will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSGA FM may withhold votes from directors based on the following:

•	When overall average board tenure is excessive and/or individual director tenure is excessive. In assessing excessive tenure, SSGA FM gives consideration to factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures;

•	When directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold;

•	CEOs of a public company who sit on more than three public company boards;

•	Director nominees who sit on more than six public company boards;

•	Directors of companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s);

•	Directors of companies have unilaterally adopted/ amended company by-laws that negatively impact SSGA FM’s shareholder rights (such as fee-shifting, forum selection and exclusion service by-laws) without putting such amendments to a shareholder vote;

•	Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period;

•	Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors; and

•	Directors who appear to have been remiss in their duties.

Director Related Proposals

SSGA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud or other indications of significant concern;

•	Proposals to restore shareholders’ ability to remove directors with or without cause;

•	Proposals that permit shareholders to elect directors to fill board vacancies; and

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSGA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected;

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•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy; and

•	Proposals requiring two candidates per board seat.

Majority Voting

SSGA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSGA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSGA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSGA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSGA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, the appointment of and role played by a lead director, a company’s performance and the overall governance structure of the company.

Proxy Access

SSGA FM will consider proposals relating to Proxy Access on a case-by-case basis.

SSGA FM will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be able to nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSGA FM will vote against age and term limits unless the company is found to have poor board refreshment and director succession practices and has a preponderance of non-executive directors with excessively long-tenures serving on the board.

Approve Remuneration of Directors

Generally, SSGA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

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Indemnification

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSGA FM generally supports annual elections for the board of directors.

Confidential Voting

SSGA FM will support confidential voting.

Board Size

SSGA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Audit Related Issues

Ratifying Auditors and Approving Auditor Compensation

SSGA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSGA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSGA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function. In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSGA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.1

Capital Related Issues

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSGA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSGA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US firms.

When applying the thresholds, SSGA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSGA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

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Generally, SSGA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSGA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, SSGA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights

SSGA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSGA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.

In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti–Takeover Issues

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision that is deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

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Shareholder Rights Plans

SSGA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSGA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSGA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSGA FM will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:

•	The company also does not allow shareholders to act by written consent; or

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSGA FM will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSGA FM will vote for management proposals related to special meetings.

Written Consent

SSGA FM will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting; or

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares; and

•	The company has a poor governance profile.

SSGA FM will vote management proposals on written consent on a case-by-case basis.

Super–Majority

SSGA FM will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. SSGA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

Remuneration Issues

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

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Advisory Vote on Executive Compensation and Frequency

SSGA FM believes executive compensation plays a critical role in aligning executives interest with shareholder’s, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. SSGA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. SSGA FM seeks adequate disclosure of different compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. Further, shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

Employee Equity Award Plans

SSGA FM considers numerous criteria when examining equity award proposals. Generally, SSGA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSGA FM reviews that number in light of certain factors, including the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing SSGA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible; and

•	The period of time covered by the plan.

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval; this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control; and

•	Excessive compensation (i.e. compensation plans which are deemed by SSGA FM to be overly dilutive).

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares and, (iv) disclose the time frame during which the shares will be bought back, will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments If a plan would not normally meet the SSGA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSGA FM will support the proposal to amend the plan.

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Employee Stock Option Plans

SSGA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSGA FM takes market practice into consideration.

Compensation Related Items

SSGA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason; and

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee.

SSGA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors.

Miscellaneous/Routine Items

SSGA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate;

•	Opting out of business combination provision;

•	Proposals that remove restrictions on the right of shareholders to act independently of management;

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved;

•	Shareholder proposals to put option repricings to a shareholder vote;

•	General updating of or corrective amendments to charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment);

•	Change in corporation name;

•	Mandates that amendments to bylaws or charters have shareholder approval;

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable;

•	Repeals, prohibitions or adoption of anti-greenmail provisions;

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting; and

•	Exclusive forum provisions.

SSGA FM generally does not support the following miscellaneous/ routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives;

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation;

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable;

•	Proposals to approve other business when it appears as voting item;

•	Proposals giving the board exclusive authority to amend the bylaws; and

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

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Environmental and Social Issues

As a fiduciary, we consider the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business.

Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks on an issuer-by-issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

[1]	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

10

ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended March 31, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is no guarantee of future results.

SSGA generally delegates commodities management for separately managed accounts to SSGA FM, a wholly owned subsidiary of State Street and an affiliate of SSGA. SSGA FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. SSGA FM CTA clients should contact SSGA Relationship Management for important CTA materials.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

© 2015 State Street Corporation. All Rights Reserved.

ID3439-INST-5436 0315 Exp. Date: 03/31/2016

March 2015

FM Proxy Voting and Engagement Guidelines

Europe

SSGA Funds Management, Inc.’s, (“SSGA FM”) European Proxy Voting and Engagement Guidelines cover different corporate governance frameworks and practices in European markets excluding the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSGA FM’s overarching Global Proxy Voting and Engagement Principles and SSGA’s Conflicts of Interest Policy which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies.

SSGA FM’s Proxy Voting and Engagement Guidelines in European markets address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management and monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in European markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research in to corporate governance issues in European companies, SSGA FM also considers guidance issued by the European Commission. Companies should provide detailed explanations under diverse ‘comply or explain’ approaches, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in European markets.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re–election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSGA FM’s broad criteria for director independence in European companies include factors such as:

•	Participation in related–party transactions and other business relations with the company;

•	Employment history with company;

•	Relations with controlling shareholders;

•	Family ties with any of the company’s advisers, directors or senior employees;

•	Employee and government representatives; and

•	Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively.

2

While, overall board independence requirements and board structures differ from market to market, SSGA FM considers voting against directors it deems non–independent if overall board independence is below one third. SSGA FM also assesses the division of responsibilities between chairman and CEO on a case–by–case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. SSGA FM may also not support a proposal to discharge the board, if a company fails to meet adequate governance standards or board level independence.

When considering the election or re-election of a non-executive director, SSGA FM also considers the number of outside board directorships a non-executive can undertake and attendance at board meetings. In addition, SSGA FM may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Although we generally are in favour of the annual election of directors, we recognise that director terms vary considerably in different European markets. SSGA FM may vote against article/ bylaw changes that seek to extend director terms. In addition, in certain markets, SSGA FM may vote against directors if their director terms extend beyond four years.

SSGA FM believes companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSGA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSGA FM may vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSGA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint.

In certain European markets it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, SSGA FM may vote against the entire slate.

SSGA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities)

Indemnification and Limitations on Liability

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Audit Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA FM may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

SSGA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

3

Shareholder Rights and Capital Related Issues

In some European markets, differential voting rights continue to exist. SSGA FM supports the “one share one vote” policy and favours a share structure where all shares have equal voting rights. SSGA FM believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

SSGA FM generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. SSGA FM supports proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

The ability raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst dis-applying pre-emption rights, SSGA FM may vote against if such authorities are greater than 20% of the issued share capital. SSGA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, specify the range of premium/discount to market price at which a company can repurchase shares, and the time frame for the repurchase. SSGA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Related Party Transactions

Certain companies in European markets have a controlled ownership structure and have complex cross-shareholdings between subsidiaries and parent companies (related companies). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, SSGA FM expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSGA FM encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

4

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price

Anti–Takeover Measures

European markets have diverse regulations concerning the use of share issuances as takeover defenses with legal restrictions lacking in some markets. SSGA FM supports a one-share, one-vote policy, for example, given that dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. SSGA FM opposes unlimited share issuance authorizations as they may be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. SSGA FM also monitors the duration of authorities to issue shares and whether there are restrictions and caps on multiple issuance authorities during the specified time periods. SSGA FM opposes antitakeover defenses such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

SSGA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

5

Non–Executive Director Pay

In European markets, authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

Risk Management

SSGA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA FM allows boards discretion over how they provide oversight in this area. However, SSGA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

6

ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended February 28, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

© 2015 State Street Corporation. All Rights Reserved.

ID3449-INST-5416 0315 Exp. Date: 03/31/2016

March 2015

FM Proxy Voting and Engagement Guidelines United Kingdom

SSGA Funds Management, Inc.’s, (“SSGA FM”), UK Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSGA FM’s Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies and SSGA’s Conflicts of Interest Policy.

SSGA FM’s UK Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the UK and Ireland, SSGA FM expects all companies, regardless of domicile, that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange to comply with the UK Corporate Governance Code. Companies should provide detailed explanations under the Code’s ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSGA FM’s broad criteria for director independence in UK companies include factors such as:

•	Participation in related-party transactions and other business relations with the company;

•	Employment history with company;

•	Excessive tenure and a preponderance of long-tenured directors:

•	Relations with controlling shareholders; and

•	Family ties with any of the company’s advisers, directors or senior employees.

2

When considering the election or re-election of a director, SSGA FM also considers the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSGA FM monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure. SSGA FM supports the annual election of directors.

While SSGA FM is generally supportive of having the roles of chairman and CEO separated in the UK market, SSGA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSGA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSGA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities).

SSGA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSGA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSGA FM will vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSGA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSGA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Indemnification and Limitations on Liability

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in.

Audit Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA FM may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

SSGA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

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Shareholder Rights and Capital Related Issues

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seeks to issue new shares whilst dis-applying pre-emption rights, SSGA FM may vote against if such authorities are greater than 20% of the issued share capital. SSGA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, specify the range of premium/discount to market price at which a company can repurchase shares, and the time frame for the repurchase. SSGA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM will generally support transactions that maximize share-holder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

SSGA FM opposes antitakeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

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Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure.

Equity Incentives Plans

SSGA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA FM will evaluate on a company- by-company basis any non-cash or performance related pay to non-executive directors.

Risk Management

SSGA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA FM allows boards discretion over how they provide oversight in this area. However, SSGA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

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ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended February 19, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

© 2015 State Street Corporation. All Rights Reserved.

ID3445-INST-5412 0315 Exp. Date: 03/31/2016

March 2015

FM Proxy Voting and Engagement Guidelines

Emerging Markets

SSGA Funds Management, Inc.’s (“SSGA FM”) Emerging Market Proxy Voting and Engagement Guidelines cover different corporate governance frameworks and practices in emerging markets. This policy complements and should be read in conjunction with SSGA FM’s overarching Global Proxy Voting and Engagement Principles which provides a detailed explanation of SSGA FM’s approach to voting and engaging with companies, and SSGA’s Conflicts of Interest Policy.

At SSGA FM, we recognize that countries in emerging markets are disparate in their corporate governance frameworks and practices. Concurrent with developing a company specific voting and engagement program, SSGA FM also evaluates the various factors that play into the corporate governance framework of a country. These factors include: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary—to name a few. While emerging market countries tend to pose broad common governance issues across all markets, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, SSGA FM’s emerging market proxy voting policy is designed to identify and address specific governance concerns in each market.

SSGA FM’s Proxy Voting and Engagement Philosophy in Emerging Markets

SSGA FM’s approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. Since the overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country, improving the macro governance framework in a country may help reduce governance risks, in turn, increasing the overall value of SSGA FM’s holdings over time. Therefore, in order to improve the overall governance framework and practices in a country, members of our proxy voting and engagement team endeavor to visit emerging market countries and meet with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in emerging markets. To help mitigate company specific risk, the team works alongside members of the active fundamental and emerging market teams to engage with emerging market companies on governance issues and address any specific concerns or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives SSGA FM’s proxy voting and engagement philosophy in emerging markets.

SSGA FM’s proxy voting guidelines in emerging markets addresses six broad areas:

•	Directors and Boards;

•	Accounting and Audit Related Issues;

•	Shareholder Rights and Capital Related Issues;

•	Remuneration;

•	Environmental and Social Issues; and

•	General/Routine Issues.

Directors and Boards

SGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. However, several factors such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions and the general resistance from controlling shareholders to increase board independence renders the election of directors as one of the most important fiduciary duties SSGA FM performs in emerging market companies.

SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise.

SSGA FM’s broad criteria for director independence in emerging market companies include factors such as:

•	Participation in related-party transactions;

•	Employment history with company;

•	Relations with controlling shareholders and other

•	employees; and

•	Attendance levels.

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Audit Related Issues

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely on financial statements. SSGA FM believes that audit committees provide the necessary oversight on the selection and appointment of auditors, a company’s internal controls and accounting policies, and the overall audit process. In emerging markets, SSGA FM encourages boards to appoint an audit committee composed of a majority of independent auditors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. SSGA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

Shareholder Rights and Capital Related Issues

SSGA FM believes that changes to a company’s capital structure such as changes in authorized share capital, share repurchase and debt issuances are critical decisions made by the board. SSGA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related Party Transactions

Most companies in emerging markets have a controlled ownership structure that often include complex cross-shareholding between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, SSGA FM expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSGA FM encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs

With regard to share repurchase programs, SSGA FM expects companies to clearly state the business purpose for the program, a definitive number of shares to be repurchase.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM evaluates mergers and structural reorganizations on a case-by-case basis. SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

3

•	At the time of voting, the current market price of the security exceeds the bid price.

SSGA will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Remuneration

SSGA FM considers it to be the board’s responsibility to set appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets we encourage companies to disclose information on senior executive remuneration.

With regard to director remuneration, SSGA FM supports director pay provided the amounts are not excessive relative to other issuers in the market or industry and are not overly dilutive to existing shareholders.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change. In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. In emerging markets, shareholders seldom vote on environmental and social issues. Therefore, SSGA FM addresses a company’s approach to identifying and managing environmental and social risks stemming for various aspects of its operations in its one-on-one engagement with companies.

General/Routine Issues

Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, SSGA FM’s policies consider several factors including historical dividend payouts, pending litigation, governmental investigation, charges of fraud or other indication of significant concerns.

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ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended February 28, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’ express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

© 2015 State Street Corporation. All Rights Reserved.

ID3510-INST-5434 0315 Exp. Date: 03/31/2016

March 2015

FM Proxy Voting and Engagement Guidelines

Japan

SSGA Funds Management, Inc.’s, (“SSGA FM”) Japan Proxy Voting and Engagement Guidelines complement and should be read in conjunction with SSGA FM’s overarching Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies, and SSGA’s Conflicts of Interest Policy.

SSGA FM’s Proxy Voting and Engagement Guidelines in Japan address areas including; board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in Japan, SSGA FM takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, SSGA FM expects Japanese companies to address conflicts of interest, risk management and demonstrate an effective process for monitoring management. In its analysis and research into corporate governance issues in Japanese companies, SSGA FM also considers guidance issued by the Corporate Law Subcommittee of the Legislative Council within the Ministry of Justice as well as private study groups.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, and environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice.

Japanese companies have the option of having a traditional board of directors with statutory auditors, or a board with a committee structure. Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

SSGA FM will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on SSGA FM criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrong doing, breach of fiduciary responsibilities).

For companies with a statutory auditor structure there is no legal requirement that boards have outside directors, however, SSGA FM believes there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

•	SSGA FM believes that non-controlled Japanese companies should appoint at least one outside director, otherwise, SSGA FM will oppose the top executive who is responsible for the director nomination process; and

•	For controlled companies with a statutory auditor structure, SSGA FM will oppose the top executive, if the board does not have at least two outside directors.

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For companies with a committee structure, SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering general market practice, as well as the independence of the nominee. SSGA FM also takes into consideration the overall independence level of the committees. In determining director independence, SSGA FM considers the following factors:

•	Participation in related-party transactions and other business relations with the company;

•	Past employment with the company;

•	Provides professional services to the company; and

•	Family ties with the company.

Regardless of board structure, SSGA FM may oppose the election of a director for the following reasons:

•	Failure to attend board meetings; or

•	In instances of egregious actions related to a director’s service on the board.

Indemnification and Limitations on Liability

Generally, SSGA FM supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. SSGA FM believes limitations and indemnification are necessary to attract and retain qualified directors.

Audit Related Items

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should have the opportunity to vote on their appointment at the annual meeting.

Ratifying External Auditors

SSGA FM will generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Limit Legal Liability of External Auditors

SSGA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Capital Structure, Reorganization and Mergers

SSGA FM supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. SSGA FM supports proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights. SSGA FM believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

SSGA FM generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, SSGA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

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Increase in Authorized Capital

SSGA FM generally supports increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, SSGA FM may oppose the request if the increase in authorized capital exceeds 100 percent of the currently authorized capital. Where share issuance requests exceed our standard threshold, SSGA FM will consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Share Repurchase Programs

Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. SSGA FM will oppose an amendment to articles allowing the repurchase of shares at the board’s discretion. SSGA FM believes the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the purpose of the repurchase.

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSGA FM may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM evaluates mergers and structural reorganizations on a case-by-case basis. SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

In general, SSGA FM believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment and discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

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Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating poison pills, the following conditions must be met before SSGA FM will recommend a vote in favor.

SSGA FM will support the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSGA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, or (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Compensation

In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. SSGA FM, where possible, seeks to encourage the use of performance based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Approve Adjustment to Aggregate Compensation Ceiling for Directors

Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted and management provides the rationale for the ceiling increase. SSGA FM will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. SSGA FM may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Approve Annual Bonuses for Directors/Statutory Auditors

In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, SSGA FM believes that existing shareholder approval of the bonus should be considered best practice. As a result, SSGA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Approve Retirement Bonuses for Directors/ Statutory Auditors

Retirement bonuses make up a sizeable portion of directors’ and auditors’ lifetime compensation and are based on board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, SSGA FM supports these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

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Approve Stock Plan

Most option plans in Japan are conservative, particularly at large companies. Japan corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, SSGA FM cannot calculate the dilution level and, therefore, SSGA FM may oppose such plans for poor disclosure. SSGA FM also opposes plans that allow for the repricing of the exercise price.

Deep Discount Options

As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. SSGA FM evaluates deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

Miscellaneous/Routine Items

Expansion of Business Activities

Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, SSGA FM views proposals to expand and diversify the company’s business activities as routine and non-contentious. SSGA FM will monitor instances where there has been an inappropriate acquisition and diversification away from the company’s main area of competence, which resulted in a decrease of shareholder value.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSGA FM relationship manager.

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State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended February 28, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

© 2015 State Street Corporation. All Rights Reserved.

ID3454-INST-5418 0315 Exp. Date: 03/31/2016

March 2015

FM Proxy Voting and Engagement Guidelines

Australia

SSGA Funds Management, Inc.’s (“SSGA FM”) Australia Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in Australia. This policy complements and should be read in conjunction with SSGA FM’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies, and SSGA’s Conflict of Interest Policy.

SSGA FM’s Australia Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research in to corporate governance issues in Australia, SSGA FM expects all companies at a minimum to comply with the ASX Corporate Governance Principles. Companies should provide detailed explanations under the Principles’ ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests. On some governance matters, such as composition of audit committees, we hold Australian companies to our global standards requiring all directors on the committee to be independent of management.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active fundamental and the Asia-Pacific (“APAC”) investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSGA FM’s broad criteria for director independence in Australian companies include factors such as:

•	Participation in related-party transactions and other business relations with the company;

•	Employment history with company;

•	Relations with controlling shareholders; and

•	Family ties with any of the company’s advisers, directors or senior employees.

When considering the election or re-election of a director, SSGA FM also considers the number of outside board director-ships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSGA FM monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure. SSGA FM supports the annual election of directors and encourages Australian companies to adopt this practice.

While SSGA FM is generally supportive of having the roles of chairman and CEO separated in the Australia market, SSGA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the

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company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSGA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSGA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities)

SSGA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Australian Corporate Governance Principles requires ASX listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. SSGA FM holds Australian companies to its global standards for developed financial markets, by requiring that all members of the audit committee be independent directors.

In its analysis of boards, SSGA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSGA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Executive pay is another important aspect of corporate governance. SSGA FM believes that executive pay should be determined by the board of directors and SSGA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. Australian Corporate Governance Principles requires ASX listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill in the event of a second strike, SSGA FM believes that the vote provides investors a mechanism to address concerns it may have on the quality of oversight provided by the board on remuneration issues. Accordingly SSGA FM voting guidelines accommodate local market practice.

Indemnification and limitations on liability

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Audit Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA FM may consider auditor tenure when evaluating the audit process.

Shareholder Rights and Capital Related Issues

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

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Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seeks to issue new shares whilst dis-applying pre-emption rights, SSGA FM may vote against if such authorities are greater than 20% of the issued share capital. SSGA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for specific purpose.

Share Repurchase Programs

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSGA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported. SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

SSGA FM opposes antitakeover defenses, such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

There is a simple underlying philosophy that guides SSGA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where there seems to be a misalignment between pay and shareholders’

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interests and where incentive policies and schemes have a re-test option or feature. SSGA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

SSGA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

Risk Management

SSGA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA FM allows boards discretion over how they provide oversight in this area. However, SSGA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

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ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended February 28, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

© 2015 State Street Corporation. All Rights Reserved.

ID3503-INST-5431 0315 Exp. Date: 03/31/2016

February 2015

Managing Conflicts of Interest arising from SSGA’s Proxy Voting and Engagement Activities

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of conflicts of interests identified by our parent company. In addition, SSGA maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This policy is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, they complement those policies and practices by providing specific guidance on managing the conflicts of interests that may arise through SSGA’s proxy voting activities.

Managing Conflicts of Interest Related to Proxy Voting

SSGA has policies and procedures designed to prevent undue influence on SSGA’s voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation (“STT”) SSGA, SSGA affiliates, SSGA Funds or SSGA Fund affiliates.

Protocols designed to help mitigate potential conflicts of interest include:

•	Providing sole voting discretion to members of SSGA’s Corporate Governance Team. Members of the corporate governance team may from time to time discuss views on proxy voting matters, company performance, strategy etc. with other STT or SSGA employees including portfolio managers, senior executives and relationship managers. However, final voting decisions are made solely by the corporate governance team, in a manner that is consistent with the best interests of all clients, taking into account various perspectives on risks and opportunities with a view of maximizing the value of client assets;

•	Exercising a singular vote decision for each ballot item regardless of SSGA’s investment strategy;

•	Prohibiting members of SSGA’s corporate governance team from disclosing SSGA’s voting decision to any individual not affiliated with the proxy voting process prior to the meeting or date of written consent, as the case may be;

•	Mandatory disclosure by members of the SSGA’s Corporate Governance Team, Global Proxy Review Committee (“PRC”) and Investment Committee (“IC”) of any personal conflict of interest (e.g., familial relationship with company management) to the Head of the Corporate Governance Team. Members are required to recuse themselves from any engagement or proxy voting activities related to the conflict;

•	In certain instances, client accounts and/or SSGA pooled funds, where SSGA acts as trustee, may hold shares in STT or other SSGA affiliated entities, such as mutual funds affiliated with SSGA Funds Management, Inc. In general, SSGA will outsource any voting decision relating to a shareholder meeting of STT or other SSGA affiliated entities to independent outside third parties. Delegated third parties exercise vote decisions based upon SSGA’s in-house policies; and

•	Reporting of voting policy overrides, if any, to the PRC on a quarterly basis.

In general, we do not believe matters that fall within the Guidelines and are voted consistently with the Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the Guidelines or where we believe that voting in accordance with the Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. In circumstances where a conflict has been identified and either: (i) the matter does not fall clearly within the Guidelines; or (ii) SSGA determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of SSGA’s Corporate Governance Team will determine whether a Material Relationship exists. If so, the matter is referred to the SSGA PRC. The SSGA PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSGA PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSGA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

2

ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich.
T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of Feely, John S through the period ended February 28, 2015 and are subject to change based on market and other conditions. The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is not a guarantee of future results.

Investing involves risk including the risk of loss of principal.

Risk associated with equity investing include stock values which may fluctuate in response to the activities of individual companies and general market and economic conditions.

Standard & Poor’s (S&P) S&P Indices are a registered trademark of Standard & Poor’s Financial Services LLC.

© 2015 State Street Corporation. All Rights Reserved.

ID3455-INST-5419 0315 Exp. Date: 03/31/2016